Derivative Financial Instruments (All Registrants)	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments (All Registrants)	Derivative Financial Instruments (All Registrants)
The Registrants use derivative instruments to manage commodity price risk related to ongoing business operations.
Authoritative guidance requires that derivative instruments be recognized as either assets or liabilities at fair value, with changes in fair value of the derivative recognized in earnings immediately. Other accounting treatments are available through special election and designation, provided they meet specific, restrictive criteria both at the time of designation and on an ongoing basis. These alternative permissible accounting treatments include NPNS, cash flow hedges, and fair value hedges. At ComEd, derivative economic hedges related to commodities are recorded at fair value and offset by a corresponding regulatory asset or liability. For all NPNS derivative instruments, accounts payable are recorded when derivatives settle and expense is recognized in earnings as the underlying physical commodity is consumed.
ComEd’s use of cash collateral is generally unrestricted unless ComEd is downgraded below investment grade. Cash collateral held by PECO, BGE, Pepco, DPL, and ACE must be deposited in an unaffiliated major U.S. commercial bank or foreign bank with a U.S. branch office that meet certain qualifications.
Commodity Price Risk
The Registrants employ established policies and procedures to manage their risks associated with market fluctuations in commodity prices by entering into physical and financial derivative contracts, which are either determined to be non-derivative or classified as economic hedges. The Utility Registrants procure electric and natural gas supply through a competitive procurement process approved by each of the respective state utility commissions. The Utility Registrants’ hedging programs are intended to reduce exposure to energy and natural gas price volatility and have no direct earnings impact as the costs are fully recovered from customers through regulatory-approved recovery mechanisms. The following table provides a summary of the Utility Registrants’ primary derivative hedging instruments, listed by commodity and accounting treatment.

Registrant	Commodity	Accounting Treatment	Hedging Instrument
ComEd	Electricity	NPNS	Fixed price contracts based on all requirements in the IPA procurement plans.
	Electricity	Changes in fair value of economic hedge recorded to an offsetting regulatory asset or liability(a)
20-year floating-to-fixed energy swap contracts beginning June 2012 based on the renewable energy resource procurement requirements in the Illinois Settlement Legislation of approximately 1.3 million MWhs per year.

PECO	Electricity	NPNS	Fixed price contracts for default supply requirements through full requirements contracts.
	Gas	NPNS	Fixed price contracts to cover about 10% of planned natural gas purchases in support of projected firm sales.
BGE	Electricity	NPNS	Fixed price contracts for all SOS requirements through full requirements contracts.
	Gas	NPNS	Fixed price contracts for between 10-20% of forecasted system supply requirements for flowing (i.e., non-storage) gas for the November through March period.
Pepco	Electricity	NPNS	Fixed price contracts for all SOS requirements through full requirements contracts.
DPL	Electricity	NPNS	Fixed price contracts for all SOS requirements through full requirements contracts.
	Gas	NPNS	Fixed and index priced contracts through full requirements contracts.
		Changes in fair value of economic hedge recorded to an offsetting regulatory asset or liability(b)	Exchange traded future contracts for up to 50% of estimated monthly purchase requirements each month, including purchases for storage injections.
ACE	Electricity	NPNS	Fixed price contracts for all BGS requirements through full requirements contracts.
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(a)See Note 3—Regulatory Matters for additional information.
(b)The fair value of the DPL economic hedge is not material as of December 31, 2021 and 2020.
The following tables provide a summary of the derivative fair value balances recorded by Exelon and ComEd as of December 31, 2021 and 2020:

December 31, 2021
Mark-to-market derivative liabilities (current liabilities)	$(18)
Mark-to-market derivative liabilities (noncurrent liabilities)	(201)
Total mark-to-market derivative liabilities	$(219)

December 31, 2020
Mark-to-market derivative liabilities (current liabilities)	$(33)
Mark-to-market derivative liabilities (noncurrent liabilities)	(268)
Total mark-to-market derivative liabilities	$(301)
Credit Risk
The Registrants would be exposed to credit-related losses in the event of non-performance by counterparties on executed derivative instruments. The credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts at the reporting date. The Utility Registrants have contracts to procure electric and natural gas supply that provide suppliers with a certain amount of unsecured credit. If the exposure on the supply contract exceeds the amount of unsecured credit, the suppliers may be required to post collateral. The net credit exposure is mitigated primarily by the ability to recover procurement costs through customer rates. As of December 31, 2021, the amount of cash collateral held with external counterparties by ComEd and DPL was $41 million and $43 million, respectively, which is recorded in Other current liabilities in ComEd’s and DPL’s Consolidated Balance Sheets. The amounts for PECO, BGE, Pepco, and ACE as of December 31, 2021 and for the Utility Registrants as of December 31, 2020 are not material.
The Utility Registrants’ electric supply procurement contracts do not contain provisions that would require them to post collateral. PECO’s, BGE’s, and DPL’s natural gas procurement contracts contain provisions that could require PECO, BGE, and DPL to post collateral in the form of cash or credit support, which vary by contract and counterparty, with thresholds contingent upon PECO’s, BGE's, and DPL’s credit rating. As of December 31, 2021, PECO, BGE, and DPL were not required to post collateral for any of these agreements. If PECO, BGE, or DPL lost their investment grade credit rating as of December 31, 2021, they could have been required to post collateral to their counterparties of $37 million, $78 million, and $14 million, respectively.